UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2009

SKIN NUTRITION INTERNATIONAL, INC
(Exact name of registrant as specified in its charter)

Colorado	000-52249	26-0525905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue
15th Floor
NY, NY 10022
 (Address of principal executive offices) (zip code)

212-231-8355
 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           On July 9, 2009, the board of directors of Skin Nutrition International, Inc. (the “Company”) dismissed Kempisty & Company Ceritified Public Accountants, P.C. (“Kempisty”) as its independent registered public accounting firm.

During the fiscal year ended December 31, 2007,  Kempisty’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Kempisty’s audit reports for the year ended December 31, 2007 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.  The Company has not yet filed its annual report for the fiscal year ended December 31, 2008.

During the fiscal year ended December 31, 2008 and December 31, 2007 and the subsequent interim period through July 9, 2009, (i) there were no disagreements between the Company and Kempisty on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kempisty would have caused Kempisty to make reference to the matter in its reports on the Company's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On July 31, 2009, the Company provided Kempisty with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Kempisty furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated  July 31, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

(b)           On July 9, 2009, the Company engaged M&K CPAS, PLLC (“M&K”) as independent registered public accounting firm for the Company.  The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on July 9, 2009.

During the years ended December 31, 2008 and December 31, 2007 and the subsequent interim period through July 9, 2009, the Company did not consult with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

Not applicable.

(b)   Pro forma financial information.

Not applicable.

(c)   Shell company transactions.

Not applicable.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Kempisty & Company, dated July 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKIN NUTRITION INTERNATIONAL, INC.

Date: July 31, 2009	By:	/s/ Richard Purvis
Richard Purvis, Chief Executive Officer